Segment Reporting and Concentration of Risk	12 Months Ended
Jan. 28, 2012
Segment Reporting and Concentration of Risk

9. Segment Reporting and Concentration of Risk

The Company determined its operating segments on the same basis used internally to evaluate performance. The Company’s reporting segments are the operation of boutiques and the e-commerce website, which have been aggregated into one reportable financial segment. The Company aggregates its operating segments because (i) the merchandise offered at retail locations and through the e-commerce business is largely the same, (ii) management believes that the majority of its e-commerce customers are also customers of retail locations and (iii) the merchandise margin of both segments is similar. All of the Company’s identifiable assets are located in the United States.

The following is net sales information regarding the Company’s major product classes:

	For Fiscal Years Ended
	January 28, 2012	January 29, 2011	January 30, 2010
	(in thousands)
Apparel	$104,666	$70,326	$45,540
Jewelry	41,802	27,911	16,764
Accessories	32,084	19,567	8,007
Gifts	25,602	17,367	8,949
Shipping	220	195	107
	204,374	135,366	79,367

	For Fiscal Years Ended
	January 28, 2012	January 29, 2011	January 30, 2010
	(in thousands)
Allowance for sales returns	(216)	(190)	—
Net sales	$204,158	$135,176	$79,367

For fiscal year 2011, 2010 and 2009, two of the Company’s vendors accounted for approximately 19%, 23% and 23% of its purchases, with no single vendor accounting for more than 15% of purchases. Those vendors are related parties. See Note 11. Other than those mentioned, no vendor accounted for more than 10% of the Company’s purchases during the fiscal years 2011, 2010 and 2009. The Company believes that there are other vendors that could replace these vendors and therefore loss of one or both would not result in a material disruption to its business.